UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: June 6, 2002

                       Investment Technology, Incorporated
             (Exact name of registrant as specified in its Charter)

          Nevada                  3-30387                   88-0431927
(State of Incorporation)  (Commission file number)  (IRS Employer ID #)


5235 Island Chain Road, Las Vegas, NV 		89118
               (Address of principal executive office) (Zip Code)

Registrant's telephone number (702) 247-8551



Item 4: Change in Registrant's Certifying Accountant

         (a)	Previous Independent Accountants:

(i)	The certifying accountant for the Registrant, G. Brad
Beckstead, Certified Public Accountant has resigned effective May 30, 2002, and the Registrant has not as of the filing of this report retained a new auditor.




G. Brad Beckstead, Certified Public Accountant, reports on Investment Technology's financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date of this Form 8-K, there have been no disagreements with G. Brad Beckstead, Certified Public Accountant on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of G. Brad Beckstead, Certified Public Accountant, would have caused him to make reference thereto in their report on the financial statements for such years.
During the fiscal years ended December 31, 2001 and December 31, 2000, and through March 31, 2002, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(v)).







SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                           Investment Technology, Incorporated

                            /s/ Thomas D. Vidmar
                            ---------------------------------------
                            Thomas D. Vidmar, Chief Executive Officer